2

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8-K/A


                         Amendment No. 1


         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  July 28, 1997.



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)



           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      On or about August 6, 1997, Headway Corporate Resources, Inc. ("Company"), filed a current report on Form 8-K reporting that the Company acquired on July 28, 1997, substantially all the assets of Administrative Sales Associates Temporaries, Inc. and Administrative Sales Associates, Inc., (collectively "ASA") both New York corporations engaged in the business of offering permanent and temporary staffing services to the financial services industry. This amendment to that report is filed for the purpose of presenting the unaudited combined financial statements of ASA for the period ended June 30, 1997, and the pro forma financial information required by Item 7(b).

(a)   Financial  Statements.  Included with this report  are  the historical combined audited financial statements of ASA  for  the calendar years ended December 31, 1996 and 1995, and the historical unaudited combined audited financial statements of ASA for the period ended June 30, 1997 and 1996. The financial statements presented include the following:

 Combined  Balance Sheets as of December 31, 1995  and  1996  and
       June 30, 1997 (Unaudited)
 Combined Statements of Income and Retained Earnings for the years ended December 31, 1995 and 1996 and six months ended June 30, 1996 and 1997 (Unaudited)
 Combined  Statement of Cash Flows for the years  ended  December
      31, 1995 and 1996 and six months ended June 30, 1996 and 1997 (Unaudited)
 Notes to Combined Financial Statements

(b)  Pro Forma Financial Information

Balance Sheet.  Included with this amendment beginning on page P-
2  is  the pro forma condensed combined balance sheet as of  June
30, 1997, giving effect to the acquisition of ASA.

Income Statements. Included with this amendment beginning on page P-3 are the pro forma condensed combined statements of operations of the Company for the year ended December 31, 1996, and the six months ended June 30, 1997, giving effect to the acquisition of ASA.

(c)   Exhibits.   Included in this report  at  page  E-1  is  the
Consent of Ernst & Young LLP (SEC Ref. No. 23).

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  September 29, 1997         By: Barry Roseman (Signature)
                                     President

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

                  Combined Financial Statements





                  Index to Financial Statements

Report of Independent Auditors                                    F-2

Combined Balance Sheets as of December 31, 1995
     and 1996 and June 30, 1997 (Unaudited)                       F-3
Combined Statements of Income and Retained Earnings
     for the years ended December 31, 1995 and 1996 and
     six months ended June 30, 1996 and 1997 (Unaudited)          F-4
Combined Statement of Cash Flows for the years ended
     December 31, 1995 and 1996 and six months ended
     June 30, 1996 and 1997 (Unaudited)                           F-5
Notes to Combined Financial Statements                            F-6

                 Report of Independent Auditors

The Shareholders of
 Administrative Sales Associates Temporaries, Inc.
 and Administrative Sales Associates, Inc.

We have audited the accompanying combined balance sheets of Administrative Sales Associates Temporaries, Inc. and
Administrative Sales Associates, Inc. (collectively, the "Company") as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Administrative Sales Associates Temporaries, Inc. and Administrative Sales Associates, Inc. at December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                                ERNST & YOUNG LLP

New York, New York
June 30, 1997

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

                     Combined Balance Sheets


                                                  December 31       June 30
                                               1995       1996        1997
                                                                   (Unaudited)
Assets
Current assets:
 Cash                                     $   131,212  $  224,638   $1,018,794
 Accounts receivable                        2,670,499   3,647,433    3,399,007
 Prepaid expenses and other
   current assets                              70,151     113,678      129,607
 Amounts due from shareholders                      -           -       22,164
Total current assets                        2,871,862   3,985,749    4,569,572

Property and equipment-net                     16,250      23,214       22,919
Deposits                                       12,105      12,105       12,105
Total assets                              $ 2,900,217  $4,021,068   $4,604,596

Liabilities and shareholders'equity
Current liabilities:
 Line of credit                           $  350,000   $  500,000   $        -
 Notes payable-bank                          133,333       33,333        5,555
 Loans from shareholders                     366,652      254,546            -
 Accounts payable and accrued expenses       353,143      113,126      301,110
 Accrued payroll taxes                       157,293      196,823      103,826
 Commission payable                          320,323      364,934      347,914
 Accrued pension                              83,732       95,289      146,493
 Income taxes payable                         10,732       70,382      200,007
 Deferred income taxes                       222,000      311,000      285,000
Total current liabilities                  1,997,208    1,939,433    1,389,805

Shareholders' equity:
 Capital stock (Note 5)                        7,000        7,000        7,000
 Retained earnings                           896,009    2,074,635    3,207,691
Total shareholders' equity                   903,009    2,081,635    3,214,691
Total liabilities and
 shareholders' equity                    $ 2,900,217   $4,021,068   $4,604,596

See accompanying notes.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

       Combined Statements of Income and Retained Earnings


                                  Year ended              Six months ended
                                  December 31                 June 30
                              1995          1996         1996          1997
                                                                   (Unaudited)

Revenue from human
  resource management      $13,202,677   $17,938,563   $8,906,543   $9,145,575

Direct cost of human
  resource management       10,573,482    13,580,235    6,530,439    6,526,546
Selling, general and
  administrative expenses    2,451,923     2,993,611    1,400,192    1,345,556
Interest expense                27,365        41,091       21,439       14,417
                            13,052,770    16,614,937    7,952,070    7,886,519

Income before provision
  for income taxes             149,907     1,323,626      954,473    1,259,056

Provision for income taxes:
  Current                       13,000        56,000       60,000      152,000
  Deferred                      12,000        89,000       45,000      (26,000)
                                25,000       145,000      105,000      126,000

Net income                     124,907     1,178,626      849,473    1,133,056

Retained earnings,
  beginning of period          771,102       896,009      896,009    2,074,635
Retained earnings,
  end of period             $  896,009    $2,074,635   $1,745,482   $3,207,691

See accompanying notes.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

                Combined Statements of Cash Flows

                                    Year ended                Six months
                                    December 31              ended June 30
                                 1995        1996         1996         1997
                                                                   (Unaudited)

Operating activities
Net income                   $  124,907   $1,178,626   $  849,473   $1,133,056

Adjustments to reconcile net
  income to net cash
  provided by operations:
   Depreciation and
     amortization                12,106        8,779        4,089        4,516
   Deferred income taxes         12,000       89,000       45,000      (26,000)
   Changes in assets and
     liabilities:
      Accounts receivable      (146,250)    (976,934)    (903,737)     248,426
      Prepaid expenses and
        other current assets    (45,441)     (43,527)     (24,874)     (15,929)
      Amounts due from
        shareholders                  -            -            -      (22,164)
      Accounts payable and
        accrued expenses        132,241     (240,017)     (78,720)     187,984
      Accrued payroll taxes     (29,971)      39,530          249      (92,997)
      Commission payable        125,238       44,611      160,868      (17,020)
      Accrued pension            31,927       11,557       17,645       51,204
      Income taxes payable        9,947       59,650       60,000      129,625
Net cash provided by
  operating activities          226,704      171,275      129,993    1,580,701

Investing activities
Purchase of property
  and equipment                  (5,259)     (15,743)     (12,729)      (4,221)
Net cash used in
  investing activities           (5,259)     (15,743)     (12,729)      (4,221)

Financing activities
Proceeds from line of credit    150,000      150,000            -            -
Repayment of line of credit           -            -      (50,000)    (500,000)
Repayments of notes
  payable-bank                 (116,667)    (100,000)     (58,333)     (27,778)
Proceeds from loans
  from shareholders                   -      165,000            -            -
Repayments of loans
  from shareholders            (141,905)    (277,106)     (58,737)    (254,546)
Net cash used in
  financing activities         (108,572)     (62,106)    (167,070)    (782,324)
Net increase in cash            112,873       93,426      (49,806)     794,156
Cash, beginning of period        18,339      131,212      131,212      224,638
Cash, end of period          $  131,212   $  224,638    $  81,406   $1,018,794

Supplemental disclosure of
  cash flow information
Cash paid during the year for:
  Interest                   $   27,365   $   41,091    $  21,439   $   14,417
  Income taxes               $    3,053   $        -    $       -   $   22,375

See accompanying notes.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

             Notes to Combined Financial Statements

             Years ended December 31, 1995 and 1996
         and the six months ended June 30, 1996 and 1997
     (Information as of June 30, 1997 and for the six months ended June 30, 1996 and 1997 is unaudited)


1. Organization and Summary of Significant Accounting Policies

Basis of Presentation and Description of Business

The accompanying combined financial statements include the accounts of Administrative Sales Associates Temporaries, Inc. ("ASA-TEMP"), and Administrative Sales Associates, Inc. ("ASA-PERM") (collectively the "Company"). ASA-TEMP and ASA-PERM are both under common control.

ASA-TEMP is engaged in the placement of temporary personnel throughout New York City. ASA-PERM is engaged in the placement of permanent personnel in the New York metropolitan area.

Recognition of Income

Temporary staffing revenue is recognized when the temporary personnel perform the related services and revenue from permanent placement services is recognized when the placement is employed.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Combination

All significant intercompany transactions and balances have been eliminated in combination.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

       Notes to Combined Financial Statements (continued)


1.  Organization  and Summary of Significant Accounting  Policies
(continued)

Unaudited Information

The unaudited financial statements at June 30, 1997 and the six months ended June 30, 1996 and 1997 reflect adjustments, all of which are of a normal recurring nature, which are, in the opinion of management, necessary to a fair presentation. The results for the interim periods presented are not necessarily indicative of full year results.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Property and Equipment

Property and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 5 to 10 years. Leasehold improvements are amortized using the straight-line method over the leasehold's useful life or the term of the lease, whichever is shorter.

Advertising Expense

The cost of advertising is expensed when incurred. The Company incurred advertising expense of approximately $319,000 and $230,000 for the years ended December 31, 1995 and 1996, respectively ($129,000 and $177,000 for the six months ended June 30, 1996 and 1997, respectively).

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and accounts receivable. The Company maintains its cash balances in two financial institutions in New York City.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

       Notes to Combined Financial Statements (continued)



1.  Organization  and Summary of Significant Accounting  Policies
(continued)

Concentration of Credit Risk (continued)

The Company believes that its concentration of credit risk with respect to accounts receivable is limited due to the large number of entities comprising the Company's customer base. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company periodically reviews the status of its accounts receivable and, accordingly, establishes reserves for uncollectible accounts.

2. Property and Equipment

Property and equipment consist of the following:

                                                              Six months
                                         December 31         ended June 30
                                       1995       1996            1997
                                                              (unaudited)
    Leasehold improvements           $ 92,946   $ 92,946        $92,946
    Furniture and fixtures             59,072     59,072         59,072
    Office equipment                  124,313    140,056        144,277
                                      276,331    292,074        296,295

    Less accumulated depreciation
      and amortization                260,081    268,860        273,376
    Property and equipment-net       $ 16,250   $ 23,214       $ 22,919

3. Line of Credit and Notes Payable

The Company has a line of credit with a bank (the "Bank") to borrow up to $500,000 ($350,000 at December 31, 1995). Borrowings under the line of credit have been guaranteed by the two shareholders of the Company and bear interest at 1.25% above the Bank's prime rate (9.75% and 9.5% at December 31, 1995 and 1996, respectively). Borrowings under this line of credit were repaid in full in 1997.

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

       Notes to Combined Financial Statements (continued)


3. Line of Credit and Notes Payable (continued)

In 1994, the Company borrowed $200,000 from the Bank. The loan is payable in thirty-five monthly principal payments commencing July 1994 of approximately $5,550, plus interest at 1.50% over the bank's reference rate (9.75% and 10% at December 31, 1996 and 1995, respectively). Borrowings under this note amounted to $33,333 and $100,000 at December 31, 1996 and 1995, respectively, and were repaid in full in 1997.

In August 1993, the Company borrowed $150,000 from the Bank, payable in thirty-five monthly principal payments of approximately $4,167, plus interest at 1.50% over the bank's reference rate (10% at December 31, 1995). Borrowings under this note amounted to $33,333 at December 31, 1995 and were repaid in full in 1996.

4. Loans from Shareholders

Loans from shareholders represent amounts borrowed from the two shareholders, are interest-free and have no fixed repayment terms.

5. Common Stock

ASA-TEMP
Common stock, no par value, authorized-200 shares,
  issued and outstanding-100 shares                                $5,000
ASA-PERM
Common stock, no par value, authorized,
  issued and outstanding-100 shares                                 2,000
                                                                   $7,000

        Administrative Sales Associates Temporaries, Inc.
                               and
              Administrative Sales Associates, Inc.

       Notes to Combined Financial Statements (continued)



6. Income Taxes

The Company accounts for income taxes using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." ASA-Temp and ASA-Perm file separate income tax returns, are cash basis taxpayers and have elected to be treated as S Corporations under Subchapter S of the Internal Revenue Code for Federal and New York State income tax purposes. Accordingly, ASA-Temp and ASA-Perm are not subject to federal income taxes because the shareholders include the Company's income in their own personal income tax returns. For New York State purposes, S Corporations were subject to a minimum income tax. The Company is also subject to New York City income taxes. The provision for income taxes includes New York City income tax and New York State minimum income tax.

7. Defined Contribution Plan

The Company sponsors a defined contribution plan for eligible employees and makes annual contributions of 5% of each employee's eligible wages, as defined. Pension expense for the years ended December 31, 1995 and 1996 was $83,732 and $95,289, respectively, ($47,645 and $51,204 for the six months ended June 30, 1996 and 1997).

8. Leases

The Company leases office space under a noncancelable operating lease that expires in August 1997. Rent expense amounted to approximately $123,000 for each of the two years in the period ended December 31, 1996 ($62,500 for the six months ended June 30, 1996 and 1997).

9. Major Customers

One customer accounted for approximately 14% of revenue for the year ended December 31, 1996. Two customers accounted for approximately 15% and 10%, respectively, of revenue for the year ended December 31, 1995.

                HEADWAY CORPORATE RESOURCES, INC.
             PRO FORMA UNAUDITED CONDENSED COMBINED
                      FINANCIAL STATEMENTS




The following pro forma condensed combined balance sheet as of June 30, 1997 and the pro forma condensed combined statements of operations for the year ended December 31, 1996, and the six months ended June 30, 1997 give effect to Headway Corporate Resources, Inc. ("Headway" or the "Company") acquiring, through a wholly-owned subsidiary, substantially all the assets of Administrative Sales Associates Temporaries, Inc. and Administrative Sales Associates, Inc. (collectively referred to as "ASA").

On or about April 14, 1997, the Company filed a current report on Form 8-K reporting that on March 31, 1997 the Company acquired substantially all of the assets of Advanced Staffing Solutions, Inc. ("Advanced").

The pro forma information is based on the historical financial statements of the Company, Advanced and ASA, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The  historical balance sheet of the Company as of June 30,  1997
includes  Advanced.   The  pro forma condensed  combined  balance
sheet as of June 30, 1997 gives effect to the ASA acquisition as if it occurred on the balance sheet date.

The pro forma condensed combined statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to both acquisitions as if they occurred at the beginning of the respective periods presented.

The pro forma condensed combined financial statements have been prepared by the Company's management based upon the historical financial statements of the Company, Advanced and ASA. These pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the acquisitions and related financing had been in effect on the dates indicated. The pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes contained in the Company's annual report on Form 10KSB, the Company's quarterly report on Form 10QSB, the historical financial statements of Advanced contained in the Form 8-K dated April 14, 1997 and the historical financial statements of ASA contained in the Company's Form 8-K dated July 28, 1997.

                  Headway Corporate Resources, Inc.

       Pro Forma Condensed Combined Balance Sheet (Unaudited)

                         As of June 30, 1997

    (In Thousands of Dollars, except Share and Per Share Amounts)


                                  Historical                             Pro
                               Headway          Pro Forma Adjustments   Forma
                            Consolidated   ASA     Debit     Credit   Combined

Assets
Cash and cash equivalents $ 3,393   $ 1,019   $      -   $   175(12)   $ 3,093
                                                             125(13)
                                                           1,019(14)
Accounts receivable (net)  17,378     3,399          -     3,399(14)    17,378
Other current assets        1,285       152          -       152(14)     1,285
Total current assets       22,056     4,570          -     4,870        21,756

Property and equipment, net 2,544        23          -         3(14)     2,564
Intangibles, net           17,973         -      5,106(12)     -        23,079
Investments                 1,945         -          -         -         1,945
Deferred financing costs    2,712         -        125(13)     -         2,837
Other assets                2,140        12          -        12(14)     2,140
Total assets              $49,370    $4,605    $10,357   $10,011       $54,321

Liabilities and equity
Liabilities:
  Notes payable and line
    of credit-current     $ 9,743    $    6    $    6(14)$   775(12)   $10,518
  Accrued payroll           5,639       452       452(14)      -         5,639
  Other current
    liabilities             4,795       932       932(14)      -         4,795
Total current liabilities  20,177     1,390     1,390        775        20,952

Long-term liabilities      13,376         -         -      3,676(12)    17,052

Equity:
  Preferred stocks          2,000         -         -          -         2,000
  Common stock                  1         7         7(14)      -             1
  Additional paid-in
    capital                11,484         -         -        500(12)    11,984
  Cumulative translation
    adjustment                 82         -         -          -            82
  Notes receivable-
    preferred stock          (390)        -         -          -          (390)
  Retained earnings         2,640     3,208     3,208(14)      -         2,640
Total equity               15,817     3,215     3,215        500        16,317
Total liabilities and
  equity                  $49,370    $4,605    $4,605    $ 4,951       $54,321

                  Headway Corporate Resources, Inc.

  Pro Forma Condensed Combined Statement of Operations (Unaudited)

                   Six months ended June 30, 1997

    (In Thousands of Dollars, except Share and Per Share Amounts)


                              Historical                Pro Forma        Pro
                      Headway                          Adjustments      Forma
                    Consolidated Advanced*  ASA      Debit    Credit  Combined


Revenue:
Human resource
  management          $56 252    $ 780    $ 9,146    $  -     $  -     $66,178
Advisory services       1,860        -          -       -        -       1,860
Total revenue          58,112      780      9,146       -        -      68,038

Direct costs of human
  resource management  38,586       29      6,527       -        -      45,142
License fee                 -      246(6)       -       -        -         246

Other operating
  expenses             15,742      474      1,346     127(10)           17,769
Operating income        3,784       31      1,273     207        -       4,881

Interest and other
  expenses (income), net                               89(1)
                                                       17(2)
                                                      192(8)
                         (142)       5         14      13(9)     -         188
Income before
  income taxes          3,926       26      1,259     518        -       4,693

Provision for income
  taxes                 1,581        -        126     300(11)   64(5)    1,943
Net income              2,345       26      1,133     818       64       2,750

Preferred dividend
  requirements            (83)       -          -       -        -         (83)
Net income available
  for common
  stockholder          $2,262    $  26    $ 1,133    $818      $64    $  2,667

Primary net income
  per common and
  common equivalent
  share                  $.28                                             $.32

Fully diluted net
  income per common
  and common
  equivalent share       $.24                                             $.27

Average common and
  common equivalent
  shares outstanding:
    Primary            8,161,797                                     8,282,863

    Fully diluted      9,917,178                                    10,038,244


*Represents  statement  of  operations of  Advanced  for  the  period
 January  1, 1997 to March 31, 1997. On March 31, 1997, substantially
 all the assets of Advanced  were  acquired  by  Headway   and,
 accordingly, the consolidated results of operations of Headway include the results of operations of Advanced from April 1, 1997 through June 30, 1997.

                  Headway Corporate Resources, Inc.

  Pro Forma Condensed Combined Statement of Operations (Unaudited)

                    Year ended December 31, 1996

    (In Thousands of Dollars, except Share and Per Share Amounts)


                              Historical               Pro Forma         Pro
                      Headway                         Adjustments       Forma
                   Consolidated Advanced    ASA      Debit    Credit  Combined

Revenue:
Human resource
  management         $53,389    $3,079    $17,939   $    -     $   -   $74,407
Advisory services      3,808         -          -        -         -     3,808
Total revenue         57,197     3,079     17,939        -         -    78,215

Direct costs of human
  resource management 29,703       170     13,580        -         -    43,453
License fee                -       926(6)       -        -         -       926
Stock compensation         -       850(7)       -        -         -       850
Other operating
  expenses                                             318(3)
                      24,551     2,127      2,994      255(10)   425(4) 29,820
Operating income
  (loss)               2,943      (994)     1,365      573       425     3,166

Interest and other
  expenses                                             352(1)
                                                        66(2)
                                                       379(8)
                       1,061        16         41       25(9)      -     1,940
Income (loss) before
  income taxes         1,882    (1,010)     1,324    1,395       425     1,226

Provision for income
  taxes                  700         -        145      161(11)   528(5)    478
Net income (loss)      1,182    (1,010)     1,179    1,556       953       748

Deemed dividend on
  preferred stock     (1,470)        -          -        -         -    (1,470)
Preferred dividend
  requirements          (276)        -          -        -         -      (276)
Net (loss) available
  for common
  stockholders        $ (564)  $(1,010)    $1,179   $1,556      $953     $(998)

Primary net (loss)
  per common and
  common equivalent
  share                $(.08)                                            $(.15)

Average common and
  common equivalent
  shares outstanding:
    Primary           6,643,326                                      6,764,392

                Headway Corporate Resources, Inc.

   Notes to Pro Forma Condensed Combined Financial Statements
                           (Unaudited)


Advanced
(1) To record interest expense on borrowings to finance the acquisition at an assumed rate of 8.87% for the three months ended March 31, 1997 and 8.79% for the year ended December 31, 1996.

(2) To record amortization of loan acquisition costs over the five year term of related loan.

(3) To record amortization of intangibles resulting from the transaction over 20 years.

(4) To eliminate the fee associated with the election by Advanced to terminate its licensing agreement. Under the terms of the licensing agreement, the licensor was responsible for invoicing and collection from clients and the employment of the temporary workers. The election to terminate the licensing agreement was made in connection with the sale of its client list to the Company.

(5) To record income tax expense based on a 40% effective tax rate.

(6)   These  services  are now provided by  the  Company  and  it  is
anticipated  that  the  cost  to  provide  these  services  will   be
reduced.

(7) This expense is a one-time charge relating to an option granted to an officer to purchase shares of common stock. This value was based on an independent appraisal.

ASA
(8) To record interest expense on (i) borrowings to finance the acquisition at an assumed rate of 8.94% for the six months ended June 30, 1997 and 8.79% for the year ended December 31, 1996 and
(ii) on the two promissory notes issued to seller at a rate of 6%.

(9) To record amortization of loan acquisition costs over the five-year term of related loan.

(10) To record amortization of intangibles resulting from the transaction over 20 years.

(11) To record income tax expense based on a 46% effective tax rate.

(12) To record purchase price in the amount of $5,126,433 consisting of cash of $4,000,000 from borrowings under the Company's credit agreement, two promissory notes aggregating $451,433; 121,066 shares of the Company's restricted common stock valued at $500,000; $175,000 of acquisition costs and related good will.

(13) To record costs incurred in connection with financing of the acquisition.

(14) To eliminate assets and liabilities of ASA not acquired.